SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2001
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                              INFINITE GROUP, INC.
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             (Exact name of Registrant as specified in its charter)

        DELAWARE                       0-21816                    52-1490422
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

     2364 Post Road, Warwick, RI                                    02886
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(Address of principal executive office)                           (Zip Code)

                                 (401) 738-5777
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               Registrant's telephone number, including area code

                                      N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Change in Registrant's Certifying Accountant.

1. On August 2, 2001, the Company was notified that the firm of Freed Maxick Sachs & Murphy, PC, which had previously merged with McGladrey & Pullen, LLP on November 1, 2000, elected to demerge from McGladrey & Pullen, LLP effective August 1, 2001 and that McGladrey & Pullen, LLP would no longer be the auditor for the Registrant. This demerged firm, which is newly named Freed Maxick & Battaglia CPA's, PC, was appointed as the Registrant's new auditor.

2. The auditor's report from McGladrey & Pullen, LLP for the Registrant's fiscal year ended December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. However, the report did contain an explanatory paragraph regarding an uncertainty as to the Registrant's ability to continue as a going concern.

3. The decision to engage Freed Maxick & Battaglia CPA's, PC was approved by the Registrant's board of directors.

4. During the Registrant's most recent fiscal year and the subsequent interim period preceding the change, there have been no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Registrant has requested McGladrey & Pullen, LLP to furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Item. Such letter is included as an exhibit to the Form 8K.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFINITE GROUP, INC.


Date: August 6, 2001                    By:  /s/Clifford G. Brockmyre II
                                           -------------------------------------
                                           Clifford G. Brockmyre II
                                           President


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